VAN KAMPEN SERIES FUND, INC.
17a-7  (FUND TRADES WITH AFFILIATES)
FOR THE PERIOD JANUARY 1, 1999 - MARCH 31,1999



       TRANSACTION                              SHARES/     LOCAL
          DATE       SECURITY                     PAR       PRICE


VK ASIAN GROWTH FUND

        02/22/99     Johnson Electric Holdings L345,500      20.0000


VK EUROPEAN EQUITY

        01/13/99     Aegis Group plc              2,900       1.0050

        01/13/99     WPP Group plc                  600       4.2200

        03/12/99     Total SA                        40     106.5000
VK  GLOBAL EQUITY FUND

        01/07/99     Cadiz, Inc.                 64,000       8.1250

        01/07/99     Cadiz, Inc.                  4,900       8.1250

        01/07/99     Data General Corp.          36,300      19.0625

        01/07/99     Data General Corp.           8,900      19.0625

        01/07/99     Data General Corp.           9,900      19.0625

        01/07/99     Data General Corp.           9,000      19.0625

        01/07/99     Data General Corp.          29,900      19.0625

        01/07/99     Data General Corp.          24,600      19.0625

        01/07/99     Imperial Tobacco Group plc.183,000       6.1800

        01/08/99     Enhance Financial Services     300      27.9375

        01/08/99     Enhance Financial Services  19,100      27.9375

        03/25/99     Houghton Mifflin Co.        12,500      43.5000
VK  GLOBAL EQUITY ALLOCATION FUND

        03/17/99     Klepierre                    1,312      85.2500

        03/17/99     Societe Fonciere Lyonnaise     540     123.0000

        03/17/99     Societe Immobiliere de Loca    544     148.6000

        03/17/99     Sophia SA                    1,852      37.1000
VK  GLOBAL FRANCHISE FUND

        01/13/99     Aegis Group plc              2,900       1.0050

        01/13/99     WPP Group plc                  600       4.2200
VK  INTERNATIONAL MAGNUM FUND

        03/04/99     Burmah Castrol plc.          2,800       8.8500

        03/04/99     Elf Aquitaine SA             1,000     105.7000

        03/12/99     Total SA                       960     106.5000
L-  British Pound
US$-US Dollar
FF- French Franc
EU- Euro
HK$-Hong Kong Dollar
THB - Thai Bhat
MR - Malaysian Ringgit
SAR - South African Rand
AU$ - Australian Dollar
MP - Mexican Peso
US$ - United States Dollar


All trades were executed in accordance with the provisions of Rule 17a-7.

AR - Argentine Peso
BP - British Pound
ESP - Spanish Peseta
FRF - French Franc
ITL - Italian Lira
JPY - Japanese Yen
ME - Mexican Peso

NLG - Netherland Guilder
PKR - Pakistani Rupees
SEK - Swedish Krona
SGD - Singapore Dollar


    IL - Italian Lira
    L -  British Pound





SAR - South African Rand

ZWD - Zimbabwe Dollar








MS  AGGRESSIVE EQUITY FUND

        03/02/98     Lockheed Martin Corp.        6,400     115.5000

        03/02/98     Lockheed Martin Corp.       14,800     115.5000
        03/02/98     United Technologies Corp.   27,800      90.1250
        03/03/98     Cracker Barrel Old Country  26,100      42.7500










MS  LATIN AMERICAN FUND

        01/02/98     Organizacion Soriana S.A.   22,750      36.0000
        01/02/98     Chilectra S.A.               1,575      26.8750
        01/02/98     Santa Isabel S.A.            3,500      17.2500
        01/02/98     Siderurgica Venez SIV        4,005       4.1250
        01/09/98     Chilectra S.A.               8,895      21.8750
        01/13/98     Santa Isabel S.A.            2,390      16.2500
        01/13/98     Chilectra S.A.               1,235      22.0000
        01/13/98     Santa Isabel S.A.               45      16.2500
        01/13/98     CIA Cerveceria Unidas          660      24.0000
        01/13/98     Siderurgica Venez SIV       14,090       3.0875
        01/16/98     Rossi Residencial S.A.      34,150       2.9375
        01/16/98     Rossi Residencial S.A.      33,840       2.9375
        01/16/98     Rossi Residencial S.A.      11,960       2.9375
        01/16/98     Rossi Residencial S.A.      16,025       2.9375
        01/16/98     Rossi Residencial S.A.      13,330       2.9375
        01/21/98     Coteminas                    8,135      12.2100
        01/22/98     Chilectra S.A.               3,470      24.1250
        01/22/98     Santa Isabel S.A.            4,060      18.5000
        01/22/98     CIA Cerveceria Unidas        2,445      23.3750
        02/06/98     Chilectra S.A.               1,180      25.0000
        02/06/98     Unibanco                     3,095      32.8750
        02/06/98     Santa Isabel S.A.            1,510      19.1875
        02/13/98     Empresa Nacional Elec.       1,415      16.6875
        02/13/98     Empresa Nacional Elec.       1,015      16.6875
        02/13/98     Enersis S.A.                   480      28.0625
        02/13/98     Enersis S.A.                   660      28.0625
        02/13/98     Banco Rio de la Plata        1,820      13.0625
        02/13/98     Unibanco                     3,791      34.0000
        02/13/98     Unibanco                     1,902      34.0000
        02/13/98     Rossi Residencial S.A.       6,350       5.4375
        02/13/98     Rossi Residencial S.A.       8,360       5.4375
        02/13/98     Chilectra S.A.               2,275      24.5000
        02/13/98     Chilectra S.A.                 905      24.5000
        02/13/98     CIA Cerveceria Unidas        1,615      27.3750
        02/18/98     Unibanco                     3,310      34.7500
        02/20/98     Unibanco                     1,785      34.1250
        03/04/98     Empresa Nacional Elec.       1,360      18.8750
        03/04/98     Rossi Residencial S.A.      10,540       6.0938
        03/04/98     Chilectra S.A.               4,485      26.5625
        03/13/98     Chilectra S.A.               2,190      27.7500
        03/13/98     CIA Cerveceria Unidas        1,285      27.5000
        03/13/98     Rossi Residencial S.A.       8,015       6.4688









           US$
CURR      VALUE      SELLER                     BUYER


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 HK         $155,640 Leopard Account            VK Asian Growth Fund (Retail) (60,300 shares)
                                                Account 50 (218,100 shares)
                                                MS SICAV Asian Equity Fund (67,100 shares)


 L            $4,809 VK Global Franchise Fund (RVK European Equity Fund (Retail)

 L             4,178 VK Global Franchise Fund (RVK European Equity Fund (Retail)

 EU            4,662 VK European Equity Fund (ReMSDWIF European Equity Portfolio


US$         $520,000 MSIT-Aus. Unit Trust       VK Global Equity Fund (Retail)

US$           39,812 JB Were Asset Management   VK Global Equity Fund (Retail)

US$          691,969 VK Global Equity Fund (RetaMetal Industies Provident Fund

US$          169,656 VK Global Equity Fund (RetaMS OEIC Global Equity Fund

US$          188,719 VK Global Equity Fund (RetaSpicers Financial Services Ltd.

US$          171,562 VK Global Equity Fund (RetaMSDWUF Global Equity Fund

US$          569,969 VK Global Equity Fund (RetaKreissparkasse Hildesheim (kag) Euro Equity

US$          468,938 VK Global Equity Fund (RetaAdvance Asset Management

 L         1,863,900 VK Global Equity Fund (RetaManufacturers Investment Trust

US$            8,381 Vergrand Ltd.              VK Global Equity Fund (Retail)

US$          533,606 Advance Asset Management   VK Global Equity Fund (Retail)

US$          543,750 VK Global Equity Fund (RetaAdvance Asset Management


 FF         $123,307 VK Global Equity AllocationDucato Gestioni Real Estate

 FF           73,225 VK Global Equity AllocationDucato Gestioni Real Estate

 FF           89,120 VK Global Equity AllocationDucato Gestioni Real Estate

 FF           75,749 VK Global Equity AllocationDucato Gestioni Real Estate


 L            $4,809 VK Global Franchise Fund (RVK European Equity Fund (Retail)

 L             4,178 VK Global Franchise Fund (RVK European Equity Fund (Retail)


 L            $39,801VK International Magnum FunJB Were Asset Management

 EU           114,425VK International Magnum FunJB Were Asset Management

 EU           111,887MSDWIF European Equity PortVK International Magnum Fund (Retail)


                   0
                   0
                   0
                   0
                   0
                   0
                   0
                   0
                   0
                   0
                   0
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                   0
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                   0
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US$         $739,200 M.S. Aggressive Equity FundDean Witter Select Dimensions Investment Series
                                                The Growth Portfolio
US$        1,709,400 M.S. Aggressive Equity FundMorgan Stanley Dean Witter Growth Fund
US$        2,505,475 M.S. Aggressive Equity FundMorgan Stanley Dean Witter Growth Fund
US$        1,115,775 M.S. Aggressive Equity FundMorgan Stanley Dean Witter Growth Fund
                   0
                   0
                   0
                   0








 MP         $101,929 M.S. Latin American Fund (RM.S. SICAV Latin American
US$           42,328 M.S. Latin American Fund (RM.S. SICAV Latin American
US$           60,375 M.S. Latin American Fund (RM.S. SICAV Latin American
US$           16,521 M.S. Latin American Fund (RM.S. SICAV Latin American
US$          194,578 M.S. Latin American DiscoveM.S. Latin American Fund (Retail)
US$           38,836 M.S. Latin American Fund (RM.S. Latin American Discovery Fund, Inc.
US$           27,169 M.S. Latin American Fund (RM.S. Latin American Discovery Fund, Inc.
US$              731 M.S. Latin American Fund (RMSIF Latin American
US$           15,839 M.S. Latin American Fund (RMSIF Latin American
US$           43,502 M.S. Latin American DiscoveM.S. Latin American Fund (Retail)
US$          100,316 Emerging Markets Offshore FM.S. Latin American Fund (Retail)
US$           99,405 M.S. Emerging Markets Fund M.S. Latin American Fund (Retail)
US$           35,132 Van Kampen American CapitalM.S. Latin American Fund (Retail)
US$           47,072 M.S. Emerging Markets Fund IMF Latin American
US$           39,156 M.S. SICAV Emerging MarketsM.S. Latin American Fund (Retail)
US$           99,328 M.S. Latin American DiscoveM.S. Latin American Fund (Retail)
US$           83,714 M.S. Latin American Fund (RM.S. Latin American Discovery Fund, Inc.
US$           75,110 M.S. Latin American Fund (RM.S. Latin American Discovery Fund, Inc.
US$           57,150 M.S. Latin American Fund (RM.S. Latin American Discovery Fund, Inc.
US$           29,500 M.S. SICAV Latin American  M.S. Latin American Fund (Retail)
US$          101,748 M.S. Latin American Fund (RM.S. SICAV Latin American
US$           28,973 M.S. SICAV Latin American  M.S. Latin American Fund (Retail)
US$           23,613 M.S. Latin American Fund (RNestor Latin American
US$           16,938 M.S. Latin American Fund (RM.S. SICAV Latin American
US$           13,470 M.S. Latin American Fund (RM.S. SICAV Latin American
US$           18,521 M.S. Latin American Fund (RNestor Latin American
US$           23,774 M.S. Latin American Fund (RM.S. SICAV Latin American
US$          128,894 M.S. Latin American Fund (RNestor Latin American
US$           64,668 M.S. Latin American Fund (RM.S. SICAV Latin American
US$           34,528 M.S. Latin American Fund (RM.S. SICAV Latin American
US$           45,457 M.S. Latin American Fund (RNestor Latin American
US$           55,737 M.S. Latin American Fund (RNestor Latin American
US$           22,172 M.S. Latin American Fund (RM.S. SICAV Latin American
US$           44,211 M.S. Latin American Fund (RM.S. SICAV Latin American
US$          115,019 M.S. Latin American Fund (RM.S. SICAV Latin American
US$           60,913 M.S. Latin American Fund (RM.S. SICAV Latin American
US$           25,670 M.S. Latin American Fund (RM.S. Latin American Discovery Fund, Inc.
US$           64,226 M.S. Latin American Fund (RM.S. SICAV Latin American
US$          119,129 M.S. Latin American Fund (RM.S. SICAV Latin American
US$           60,772 M.S. Latin American Fund (RM.S. SICAV Latin American
US$           35,337 M.S. Latin American Fund (RM.S. SICAV Latin American
US$           51,847 M.S. Latin American Fund (RM.S. SICAV Latin American

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